AUDIT COMMITTEE CHARTER
OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
MORLEX, INC.

PURPOSE OF THE COMMITTEE

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Morlex, Inc. (the “Corporation”) is to oversee the accounting and financial reporting processes and audits of the financial statements of the Corporation and to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Corporation and its subsidiaries.

AUTHORITY OF THE COMMITTEE

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation. The Committee also has the authority to retain independent outside counsel or other experts as it determines necessary to carry out its duties. The Committee shall determine the compensation for such outside counsel or other experts and the Corporation shall make appropriate funds available to the Committee for such purpose.

COMPOSITION OF THE COMMITTEE

As determined from time to time by resolution of the Board, the Committee shall be comprised of three or more directors. The Chairman of the Committee shall be designated by the Board. At least one member of the Committee must satisfy the independence and qualification requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), until such time that the Corporation is listed on either the New York Stock Exchange or the NASDAQ, at which time all members of the Committee must satisfy such requirements. At least one member of the Committee shall, in the judgment of the Board, be an audit committee financial expert in accordance with the rules and regulations of the SEC and at least one member (who in addition to the audit committee financial expert) shall, in the judgment of the Board, have accounting or related financial management expertise.

MEETINGS OF THE COMMITTEE

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures shall remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. In carrying out its duties and responsibilities, the following shall be considered within the authority of the Committee:

(1) Select, retain and determine compensation for the independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year; review and approve the scope of such engagement and discuss the scope of the engagement with the independent public accountants.

(2) Review and approve in advance any audit and permitted non-audit services to be provided to the Corporation by the Corporation’s independent auditors; the Committee has the sole authority to make these approvals, although such approval may be delegated to any Committee member so long as the approval is presented to the full Committee at a later time.

(3) Review and evaluate the performance of the Corporation’s independent auditors and replace or terminate the independent auditors when circumstances warrant.

(4) Oversee the independence of the Corporation’s independent auditors by, among other things:

(a) requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Corporation; and

(b) engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors, including the provision of any permitted non-audit services to the Corporation and recommending that the Board take appropriate action to satisfy itself of the auditors’ independence.

(5) Determine Corporation hiring policies for employees or former employees of the independent auditors.

(6) Review with management and the independent auditors at the completion of the annual audit:

(a) the Corporation’s annual financial statements, related footnotes and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, to be included in the Corporation’s Annual Report on Form 10-K;

(b) the independent auditors’ audit of the annual financial statements and their report thereto;

(c) any significant changes in the independent auditors’ audit plan;

(d) any problems or difficulties that the independent auditors encountered during the course of the audit process, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and management’s response thereto; and

(e) other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards, including a review of other relevant reports or financial information submitted by the Corporation to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditors (or summaries thereof).

(7) Review with the independent auditors, prior to the filing of any required financial report with the SEC:

(a) all critical accounting policies and practices, including any material changes in accounting principles or practices used in preparing the financial statements;

(b) all alternative treatments within generally accepted accounting principles of the United States (“GAAP”) for policies and practices related to material items that have been discussed with management; and

(c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

(8) Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

(9) Review earnings press releases, as well as Corporation policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and ratings agencies.

(10) Consider and review with the independent auditors and with management the adequacy and effectiveness of the Corporation’s system of disclosure controls and internal control over financial reporting, as well as any related significant findings and recommendations of the independent auditors and internal auditors together with management’s responses thereto.

(11) Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation’s independent auditors, the Corporation’s management, including providing such parties with appropriate opportunities to meet privately with the Committee.

(12) Review and monitor, as appropriate, results of compliance programs, including any Code of Ethics or similar policy adopted by the Corporation.

(13) Establish and monitor procedures for:

(a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

(b) the confidential submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

(14) Review with management and the independent auditors prior to the filing of the Corporation’s Quarterly Report on Form 10-Q:

(a) the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

(b) other relevant reports or financial information submitted by the Corporation to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditors (or summaries thereof).

(15) Review and reassess annually the Committee’s charter and submit to the Board for approval any modifications the Committee deems appropriate.

(16) Prepare for the Board annually a written report of the Committee that must be included in the Corporation’s annual proxy statement.

(17) Review and approve all related-party transactions.

(18) Report regularly to the Board on its activities, as appropriate, reviewing with the Board significant issues or concerns that arise at Committee meetings.

(19) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

LIMITATIONS OF COMMITTEE’S ROLE

Nothing contained in this charter is intended to, or should be construed as, creating any liability of the members of the Committee except to the extent otherwise provided under Colorado law. While the Committee has the duties set forth herein, it is not the duty of the Committee to plan or conduct audits or to determine that its financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations.